BTCS

Investor Presentation

March 2026

www.btcs.com

Safe Harbor

This presentation contains statements, estimates, forecasts, and projections regarding future performance and events that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Those statements include statements regarding our position to capitalize on the explosive growth potential of Ethereum, revenue growth, improving margins, expectations from the integration of DeFi and TradFi mechanisms to maximize ETH holdings, increasing share price, and the potential opportunity of scalable revenue and business growth. These statements may be identified by the use of words like "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "should," and "seek," and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors and risks that could cause actual results to differ materially from our expectations include, but are not limited to, regulatory issues, the rewards and costs associated with validating transactions on proof-of-stake blockchains, unexpected issues with our product offerings including Builder+, competition, a significant decrease in the value of our crypto asset holdings, loss or theft of the private withdrawal keys or smart contract vulnerabilities resulting in the complete loss of or inability to access our crypto assets and rewards, as well as those risks detailed in our filings with the SEC, including our most recent Form 10-K and other filings with the SEC.

Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC.

If anyone provides you with different or inconsistent information, you should not rely on it. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS's website (www.btcs.com). The content on our website is not incorporated into this presentation.

Blockchain Technology Consensus Solutions

BTCS is a publicly traded Ethereum-focused blockchain technology company that generates revenue from its three distinct business lines, NodeOps, Builder+, and Imperium. The Company's approach emphasizes disciplined execution, growth, and the efficient deployment of ETH and assets across its operations to drive sustainable growth and long-term shareholder value.



Bitcoin Shop Inc. goes public, focused on e-comm. Commences Bitcoin mining by end of 2014.
Changes name from Bitcoin Shop, Inc. to BTCS Inc
Announces digital asset acquisition strategy
Commences trading on Nasdaq
Launches Builder+
Delivers record 2025 full-year revenue of $16.5 M
2014
2015
2016
//
2019
2020
2021
2022
2023
2024
2025
2026
The Ethereum network officially launches
Launches NodeOps
Introduces the "Bividend," the first dividend payable in Bitcoin by a public company.
Launches Imperium

Ethereum's Performance [1]


Ethereum is the **Best-Performing Asset** Since 2016
45,000%
40,000%
35,000%
30,000%
25,000%
20,000%
15,000%
10,000%
5,000%
0%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Ethereum
Bitcoin
Nvidia
Strategy
18,500%
NVIDIA
10,580%
9,870%
Strategy
605%

1. Cumulative return using monthly historical price data from Oct 1, 2016, to Feb 1, 2026, sourced from https://www.investing.com/

Ethereum Adoption

Ethereum is the **world's leading** smart contract blockchain that powers the tokenization of real-world assets. Ethereum is used by the **largest institutions** in the world to build stablecoins, tokenize equities, and transform the new digital economy.

Real World Assets on Ethereum[1]



$1.0 T
$800 B
$600 B
$400 B
$200 B
$0 B
$20B
$104B
$97B
$72B
$123B
$180B
$287B
$447B
$695B
$1.08T
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

Institutions are Choosing Ethereum



BlackRock
VanEck
Swift
NYSE
DTCC
CIRCLE
coinbase
J.P.Morgan
Robinhood
PayPal

1. Total real-world assets on Ethereum as of each year-end according to https://app.rwa.xyz/networks/ethereum. Years 2026-2028 are estimated based on a 56% compound annual growth rate. Includes: Stabelcoins, U.S Treasury Debt, Commodities, private credit, Institutional Alternative Funds, non-US Government Debt, Public Equity, Corporate Bonds, and Actively-Managed Strategies

Crypto Regulatory Update

Regulatory clarity may support institutional participation

Market Structure Legislation in Progress:

- The CLARITY Act aims to define regulatory jurisdiction between the SEC and CFTC for digital assets.
- Seeks to distinguish securities from digital commodities.
- Would establish clearer disclosure and compliance standards for crypto markets.

Stablecoin and DeFi Oversight Developing:

- Proposed frameworks include reserve, transparency, and registration standards for stablecoin issuers.
- Legislative efforts signal growing federal engagement with DeFi and on-chain activity.
- Movement toward statutory guidance rather than regulation by enforcement.

Current Status:

- House approval achieved; Senate consideration ongoing.
- Timeline remains uncertain as negotiations continue.
- Regulatory clarity remains a central industry priority in 2026.

Implications for BTCS:

- Clear jurisdictional rules could support broader institutional participation in staking and DeFi.
- Defined stablecoin frameworks may strengthen confidence in on-chain liquidity markets.
- Increased regulatory clarity may reduce structural risk across NodeOps, Builder+, and Imperium.



Rep. Mike Flood @USRepMikeFlood · Jul 17, 2025
The CLARITY Act signals a new era of innovation in America.
From advancing Web3.0 to providing clear rules of the road for the digital asset market, this bipartisan bill ensures the U.S. remains at the forefront of #Fintech.
More from today's debate on the House Floor
REP. MIKE FLOOD
(R) Nebraska
1:03
42
155
704
30K



Bitcoin Magazine
U.S. Treasury: U.S. Needs To Pass Clarity Act To Clear Path For Bitcoin And Crypto Markets
Treasury Secretary Scott Bessent recently pressed lawmakers to act on stalled crypto legislation, saying the United States must secure clear...



CoinDesk
Key Senate Democrat wants U.S. crypto bill to move, and SEC chief reveals danger of defeat
Senator Mark Warner, a leading Democratic negotiator on the market structure bill, said he wants it to pass, and SEC chief Paul Atkins said...



Stuart Alderoty
@s_alderoty · Follow
Productive session at the White House today - compromise is in the air. Clear, bipartisan momentum remains behind sensible crypto market structure legislation. We should move now - while the window is still open - and deliver a real win for consumers and America.
6:45 PM · Feb 10, 2026
7.6K
Reply
Copy link
Read 362 replies

The Ethereum and DeFi Economy

BTCS

Imperium Operates in a Rapidly Expanding On-Chain Financial System

- $100B+ of capital is locked in DeFi protocols, forming a deep liquidity base for lending, staking, and liquidity provision[1].
- Stablecoin transaction volume exceeds $15T annually, providing the primary liquidity rail for DeFi lending and yield strategies[3].
- Leading DeFi protocols generate billions in estimated annualized revenue, demonstrating real economic activity[4].
- Imperium deploys capital directly into these revenue-generating protocols, positioning BTCS to capture high-margin, utilization-driven income.



Spot Trading Is Moving On-Chain
25%
20%
15%
10%
5%
0%
2%
5%
8%
12%
16%
22%
2020
2021
2022
2023
2024
2025
DEX Share of Spot Volume[2]

1. Total Value Locked across all blockchains according to https://defillama.com/ as of March 2, 2026
2. DEX share of global trading volumes and comparative CEX dynamics: CoinLaw — https://coinlaw.io/decentralized-exchange-vs-centralized-exchange-statistics
3. Stablecoin transaction volumes and usage insights: AirdropBee stablecoin statistics — https://airdropbee.com/stablecoin-statistics-transaction-volume
4. CoinTelegraph Q2 2025 DEX vs CEX volume analysis — https://cointelegraph.com/news/dex-volumes-hit-record-q2-2025-pancakeswap-hyperliquid-lead. Estimated annualized fees inferred from reported trading volumes and typical DEX fee structures.

Public Markets – Blockchain Exposure

Investors have multiple avenues to gain exposure to digital assets, but not all exposure is equal:

	Exchange Traded Fund	Digital Asset Treasury	BTCS
ETH 1:1	✅	✅	✅
Yield	❌	✅	✅
Integrated Operations	❌	❌	✅
DeFi / TradFi Capital Formation	❌	❌	✅
Participation in On-Chain Economy	❌	❌	✅

BTCS is a publicly traded Ethereum infrastructure company focused on operating validators, block-building, and DeFi infrastructure to generate scalable, high-margin revenue.

DeFi/TradFi Accretion Flywheel

The DeFi/TradFi Accretion Flywheel is a capital strategy that BTCS uses to efficiently raise capital, accumulate assets, and generate scalable revenue.


NodeOps
Staking
Imperium
DeFi
Builder+
Block Building
Share Appreciation
Generate Revenue
Grow Assets & Drive Revenue
Strategic Capital Raise
Accumulate Assets

Three Pillars of Revenue Generation

BTCS

BTCS is positioned to generate scalable, high-margin revenue through its integrated on-chain operations across validators, block building, and DeFi markets.

NodeOps

Staking Through Solo and Rocket Pool Nodes

- ETH is "staked" to operate Ethereum validator nodes.
- Validators verify transactions, propose blocks, and earn rewards.
- BTCS generates staking revenue from consensus layer rewards and transaction fees.

Builder+

Build Blocks for Validators

- BTCS participates in the block-building value chain
- Operating proprietary builders that optimize and submit blocks to validators.
- BTCS grows builder revenue through tech improvements, order flow, and blockspace control.

Imperium

Participate in On-Chain DeFi Markets

- BTCS participates in DeFi protocols that support lending, borrowing, and other on-chain financial activities.
- These activities generate high-margin on-chain revenue.

2025 Revenue Breakdown

BTCS


NodeOps
Growth
Margin
Low
High
Builder+
Growth
Margin
Low
High
Imperium
Growth
Margin
Low
High

Growth and margin charts are for illustrative purposes and are not to scale


Breakdown of BTCS 2025 Revenue
8% Imperium
Launched H2 2025
12% NodeOps
80% Builder+

Multibillion-Dollar Ethereum Markets

BTCS

BTCS's NodeOps, Builder+, and Imperium business lines operate in complementary, multibillion-dollar segments of the Ethereum ecosystem, spanning staking, transaction fee capture, and decentralized finance, each tapping into substantial institutional and on-chain activity.

NodeOps	Builder+	Imperium
Market Opportunity[2]:	**Market Opportunity[1]:**	**Market Opportunity[3]:**
$2.2B	**$380M**	**$1.5B**
Key Competitors:	**Key Competitors:**	**Key Competitors:**
Figment, Blockdaemon	TITAN, BeaverBuild, BuilderNet	jump_, WINTERMUTE

1. Estimated total priority fees and MevBoost tips for 2025 sourced from https://blockworks.com/analytics/ethereum/ethereum-financials
2. Total value of ETH staked sourced from https://beaconcha.in/charts/staked_ether as of March 2, 2026, multiplied by a 2.77% staking yield sourced from https://www.stakingrewards.com/asset/ethereum-2-0 as of March 9, 2026, using a $2,100 ETH price.
3. Estimated total DeFi protocol fees from Aave, Uniswap, Morpho, Maple, and Curve Finance as of March 9, 2026, sourced from https://defillama.com/protocols

Accelerating Revenue Growth

BTCS


BTCS Annual Revenue
$18 M
$16 M
$14 M
$12 M
$10 M
$8 M
$6 M
$4 M
$2 M
$0 M
$1.3 M
$4.1 M
$16.5 M
2023
2024
2025
NodeOps
Builder+
Imperium


BTCS Quarterly Revenue
$10 M
$8 M
$6 M
$4 M
$2 M
$0 M
$0.4 M
$0.6 M
$0.7 M
$2.3 M
$1.7 M
$2.8 M
$4.9 M
$7.1 M
2024 Q1
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2
2025 Q3
2025 Q4
NodeOps
Builder+
Imperium

2025 Financial Highlights

BTCS

Income Statement	2024	2025	YoY Change
Revenues	$4.1 m	$16.5 m	305%
Cost of Revenues	($3.1 m)	($14.5 m)	-363%
Gross Profit	$1.0 m	$2.0 m	112%
Gross Margin	23%	12%	
Operating Expenses	($9.1 m)	($8.0 m)	12%
Gain (Losses) on Digital Assets[(1)]	$6.9 m	($23.9 m)	-446%
Other Income (Expenses)[(2)]	-	($3.5 m)	-
Net Income (Loss)	**($1.3 m)**	**($33.4m)**	**-2523%**

Balance Sheet:			
Total Assets	$38.2 m	$214.6 m	460%
Total Liabilities	$4.2 m	$75.2 m	1672%

(1) Includes realized and unrealized gains and losses on digital assets.
(2) Includes interest expense, change in fair value of warrant liabilities, impairment loss on non-fungible tokens, loss on settlement of dividend payable, and loss on extinguishment of debt.

Capitalization Table[1]

BTCS

Equity Instrument	Fully Diluted Common Shares
Common Stock	46,684,968
Restricted Common Stock (Not Vested)	3,069,272
Restricted Stock Units Issued (Not Vested)	2,681,835
Convertible Debt (weighted average conversion price of $8.47)	2,107,757
Options to Purchase Common Stock (weighted average exercise price of $2.72)	2,632,695
Warrants to Purchase Common Stock (weighted average exercise price of $6.02)	1,411,566
Total	**58,588,093**
Series V Preferred Stock[2][3]	15,671,405

Common Stock Insider Ownership Breakdown	
Public Holders	83%
Insider Holders [2]	17%

(1) As of March 22, 2026
(2) Includes 278,375 restricted shares of Series V Preferred Stock held by Insiders that remain subject to forfeiture based on vesting conditions that include Market Cap thresholds and time-based vesting.
(3) Shareholders have authorized the board to convert the Series V to common stock on a 1:1 basis. However, as part of the July 21, 2025, convertible note financing terms, the Company agreed that, while the notes remain outstanding, it will not amend its non-convertible Series V Preferred Shares to allow for conversion into common stock prior to January 21, 2027.

Leadership Team & Board

BTCS

Executive Team:



Charles Allen
Chief Executive Officer &
Chairman of the Board



Michael Prevoznik
Chief Financial Officer



Benjamin Hunter
Chief Technology Officer



Eldari Gogiashvili
Ethereum Team Lead

Board of Directors:



Melanie Pump
Director



Charlie Lee
Director



Ashley DeSimone
Director

For full biographies of our Leadership Team and Board of Directors, visit our website at www.btcs.com.

Key Takeaways

- Continuing to grow revenue and scale operations
- Financial flexibility to raise accretive capital
- Most seasoned public crypto company with experienced leadership
- Regulatory tailwinds support Ethereum, stablecoins, and DeFi
- New entrants bring more attention and understanding to the space


BTCS Annual Revenue
$20 M
$10 M
$0 M
$1.3 M
$4.1 M
$16.5 M
2023
2024
2025


Market Cap
$150 M
$100 M
$50 M
$0 M
$25 M
$46 M
$124 M
2023
2024
2025


Total Assets
$200 M
$100 M
$0 M
$27 M
$38 M
$215 M
2023
2024
2025

Appendix

Investors

- ir@btcs.com
- www.btcs.com
- www.btcs.com/investors/
- www.btcs.com/news-media/
- www.btcs.com/research-thought-leadership/

Social Media Channels

- www.twitter.com/NasdaqBTCS
- www.linkedin.com/company/nasdaq-btcs
- www.youtube.com/c/BTCSInc

Builder+

www.btcs.com/builder

Basics of Transaction Flow on Ethereum

BTCS

Mempool:
When a user initiates a transaction, it goes to the mempool, a temporary storage for pending transactions awaiting confirmation and inclusion in a block. Transactions in the mempool are publicly accessible and have associated fees that users pay to prioritize their inclusion on the blockchain.

Searcher:
Searchers monitor the public mempool for arbitrage opportunities, aiming to profit by bundling and reordering transactions. They inform builders of preferred bundles for the next block but don't construct blocks themselves.

Builder:
Builders construct blocks by rearranging transactions and bundles of transactions to maximize fees, then submit the block to validators. Their profit comes from the difference between total transaction fees and the fee paid to a validator.

Relay:
Relays enhance Ethereum's transaction process by securely facilitating communication between builders and validators, keeping block contents hidden from validators until signed.



Next Confirmed Block
Mempool
Builder
Validator
Searcher
Relay

Validator:
Validators propose blocks, choosing the one with the highest builder fee from submissions via relays. They sign and broadcast the selected block, which becomes part of the blockchain once confirmed by other validators.

Builders and Block Construction

BTCS

What is Builder+?

Builder+ is our Ethereum block builder, which utilizes advanced algorithms to meticulously construct optimized blocks for on-chain validation designed to maximize revenue (MEV).

Builders monitor the Ethereum transaction queue (mempool) for pending transactions and transaction bundles and reorder them strategically to create an "optimized block" that contains transactions with the highest fees.

Builders pay a fee to purchase rights to block space from a validator and earn the transaction fees associated with the transactions in the selected block.

Chronological Order vs. MEV Optimized Block


#1
#2
#3
#4
#5
#6
Fee: 10
Fee: 40
Fee: 15
Fee: 20
Fee: 25
Fee: 35
Transaction Queue
Chronological Order Total Fees:
65
MEV Optimized Order Total Fees:
100

Block Building on Ethereum


$ (Cost of Sales)
BTCS
Block Space
Validator

Acquire Block Space

- ***Process***: Builder+ strategically participates in the Proposer-Builder Separation (PBS) auction system, bidding to secure the right to populate the next block in the chain from the current validator.
- ***Objective***: Obtain block space at an optimal price to maximize revenue.


Tx
Tx
Tx
Added to Block

Construct Optimized Block

- ***Process***: Builder+ leverages advanced algorithms to select and sequence complaint* transactions from the public mempool and private order flow.
- ***Objective***: Construct blocks that maximize the gas fee values within each block while adhering to compliance standards, creating high-value, efficient blocks.


$ (Revenue)
Gas Fees
BTCS

Collect Gas Fees as Revenue

- ***Process***: Builder+ receives gas fees from transactions added to successfully proposed blocks.
- ***Objective***: Capture scalable revenue from gas fees, directly supporting BTCS's growth through sustained MEV opportunities.

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses

Ethereum Transaction Process Flow

BTCS


Relay
(acts as Escrow Agent)
PBS Auction
Tx
Private Order flow
Mempool
Users
$
Gas Fees
Revenue
Builders
BTCS
$
Cost of Sales
Block 104
Validator
BTCS
Validator Selected to Propose Block Recieve Exectuion Rewards
Ethereum Blockchain
Block 100
Block 101
Block 102
Block 103
Block 104
12s
Validator
Validator
Validator
1 m + Validators Recieve Consensus Rewards for Attesting to Block

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses

Blockchain Basics

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that validate transactions.

Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.


Centralized
Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).


BTCS
Distributed
Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction**.

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization** and **proliferation of information** on a global scale. Ethereum is ushering in an age of **real-world asset tokenization** and **transfer** without trusted intermediaries (banks, exchanges, etc.)

The internet changed the way people communicate with each other. Blockchains change the way people transact with each other.



Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Ethereum's Blockchain
BTCS
Digitization of Information
Tokenization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

Next-Generation Blockchains

- Proof-of-Stake ("PoS") consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/ unique tokens
  - Stablecoins – Tokenization of currencies like the U.S. dollar



1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
ethereum

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management

Next-Gen PoS Opportunity & Relative Comparison

BTCS

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

1st Generation Blockchains

Bitcoin and gold are **storers of value**.


Gold Reserves
$27.8T(2)
Bitcoin
$2.0T(1)

Next-Generation Blockchains e.g. Ethereum

The internet's future can be transformed by next-generation blockchains that serve as the backbone of crypto assets and ownership in **Web 3**.


Estimated Internet Value
(conservative)
$30T
WWW
Top 4 Next-Generation Blockchains (3)
$641.8B(1)

Sources: (1) CoinMarketCap.com as of 11/7/2025, (2) Market Capitalization of gold as of 11/7/2025 according to https://companiesmarketcap.com/gold/marketcap/, (3) Includes Ethereum, Solana, BNB, and Tron

The above was prepared by BTCS and reflects solely the opinion of BTCS and its management

Traditional vs Decentralized Finance Example

BTCS

Decentralized Finance Built on Ethereum

Built on Ethereum, Aave and other DeFi protocols solve inefficiencies in traditional finance by enabling instant, permissionless lending and borrowing. By replacing brick and mortar intermediaries with smart contracts, they reduce costs, improve accessibility, and operate 24/7, eliminating delays, high fees, and restrictive banking hours.

Category	AAVE	Bank
Deposit Rate	4.83%[1]	1.72%[3]
Borrow Rate	6.02%[2]	12.0%[4]
Risk	Overcollateralized	Undercollateralized
Operating Hours	24/7, 365 days a year	9AM – 5PM Monday – Friday, closed often
Governance	Computers, Smart Contract Logic, no human error risk	Humans: Subject to error and influences (political, monetary, etc.)

1. USDT deposit rate on Aave according to https://app.aave.com/ on November 9, 2025.
2. USDT borrow rate on Aave according to https://app.aave.com/ on November 9, 2025.
3. Average High-Yield Savings Account Rate according to https://www.experian.com/blogs/ask-experian/average-savings-account-rates/
4. Revolving credit line rate (management estimate)

Traditional Finance


Depositors
Borrower
BANK
1.72%
Interest
12.0%
Interest
Loan $
Deposit
Collateral

Decentralized Finance


Depositor
Borrower
Decentralized protocol built on and secured by Ethereum
AAVE
4.83%
Fees
6.02%
Fees
Loan $
101010
101010
101010
Deposit
Collateral

Ethereum By the Numbers

Ethereum Statistics

Ethereum (ETH) is the foundation of BTCS's blockchain infrastructure strategy, with its unparalleled ecosystem and commitment to innovation aligning seamlessly with our vision for secure, scalable growth.



Staked ETH
History of daily staked ETH, which is the sum of all Effective Balances.
Zoom 1m 3m 6m YTD 1y All
From Nov 30, 2020 To Mar 23, 2026
ETH
40M
30M
20M
10M
0
Jan '21 Epoch 6909
Jul '21 Epoch 47624
Jan '22 Epoch 89034
Jul '22 Epoch 129749
Jan '23 Epoch 171159
Jul '23 Epoch 211874
Jan '24 Epoch 253284
Jul '24 Epoch 294224
Jan '25 Epoch 335634
Jul '25 Epoch 376349
Jan '26 Epoch 417759
2021
2022
2023
2024
2025
2026
Staked ETH

Source: https://beaconcha.in/charts/staked_ether

Ethereum Compared to Legacy Store of Value Assets

	ETH	BITCOIN	ART	GOLD	US TREASURY	STOCKS	REAL ESTATE
Portable	✓	✓	✗	✗	✓	✓	✗
Divisible	✓	✓	✗	✗	✓	✓	✗
Durable	✓	✓	✓	✓	✗	✗	✓
Scarce	✓	✓	✓	✓	✗	✗	✓
Yield Generating	✓	✗	✗	✗	✓	✓	✓
Seizure Resistant	✓	✓	✗	✗	✗	✗	✗
Programmable	✓	Limited	✗	✗	✗	✗	✗
Market Size	<$1T	$1T+	$2T+	$20T+	$25T+	$100T+	$300T+

Electric Capital: https://electriccapital.substack.com/p/beyond-stablecoins-the-case-for-ethereum

ETH – Stablecoin Flywheel

BTCS

The growth of the stablecoin economy sets up a powerful flywheel for Ethereum and ETH.

As more stablecoins are put to work on Ethereum, demand for ETH strengthens. A higher ETH value and more secure network attract more institutions and services, which fuels even greater stablecoin adoption.



01. Growing demand for stablecoins
02. More stablecoins put to work on Ethereum
03. Greater use of ETH as collateral
04. ETH price and Ethereum security strengthen
05. More institutions build products on Ethereum
01
02
03
04
05

Electric Capital: https://electriccapital.substack.com/p/beyond-stablecoins-the-case-for-ethereum